UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026 (May 11, 2026)

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware (State or other jurisdiction of incorporation or organization)	62-1721435 (I.R.S. Employer Identification No.)

942 South Shady Grove Road Memphis, Tennessee (Address of principal executive offices)	38120 (ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 11, 2026, the U.S. Securities and Exchange Commission (the “SEC”) declared effective the Registration Statement on Form 10 filed by FedEx Freight Holding Company, Inc. (“FedEx Freight”) in connection with the previously announced separation of FedEx Freight from FedEx Corporation (“FedEx”) into a new, publicly traded company.

On May 13, 2026, the FedEx Board of Directors declared a pro rata dividend of 80.1% of the outstanding shares of common stock of FedEx Freight to FedEx’s stockholders of record as of the close of business on May 15, 2026 (the “Record Date”) to achieve the separation.

Following the separation, FedEx Freight common stock will begin trading on the New York Stock Exchange on June 1, 2026 under the symbol “FDXF.”

FedEx stockholders will be entitled to receive one share of FedEx Freight common stock for every two shares of FedEx common stock held as of the Record Date. Stockholders will receive cash in lieu of fractional shares of FedEx Freight common stock.

FedEx will retain 19.9% of the outstanding shares of FedEx Freight common stock. FedEx will dispose of such shares within 24 months of the completion of the separation through one or more subsequent exchanges in repayment of certain FedEx debt held by FedEx creditors and/or through distributions to stockholders of FedEx as dividends or in exchange for outstanding shares of FedEx common stock.

In connection with the separation and distribution, FedEx Freight will pay a cash dividend of approximately $4.1 billion to FedEx prior to the separation from the proceeds of the $3.7 billion senior notes offering completed in February 2026 and borrowings under its delayed-draw term loan facility.

No action is required by FedEx stockholders to receive shares of FedEx Freight common stock in the distribution. The final Information Statement, dated May 13, 2026 (the “Information Statement”), containing details regarding the distribution of FedEx Freight common stock, and FedEx Freight’s business and management following the separation, is attached hereto as Exhibit 99.1, and FedEx expects to begin mailing to its stockholders a Notice of Internet Availability of Information Statement Materials, the form of which is attached hereto as Exhibit 99.2, on or around May 18, 2026. The distribution of FedEx Freight common stock remains subject to the satisfaction or waiver of customary conditions, as described in the Information Statement.

In connection with the separation, FedEx has given notice of its intention to redeem all €354,878,000 outstanding aggregate principal amount of its 1.300% notes due 2031 (ISIN: XS2034629134) (NYSE: FDX 31) (the “Notes”) with a redemption date of May 28, 2026. This Current Report on Form 8-K does not constitute a notice of redemption for the Notes. Furthermore, this Current Report on Form 8-K shall not constitute an offer to sell nor a solicitation of an offer to buy any security, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Copies of press releases issued on May 11, 2026 and May 13, 2026 providing further details of the separation, distribution, and redemption of the Notes are attached hereto as Exhibits 99.3 and 99.4, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No	Description
99.1	Information Statement of FedEx Freight Holding Company, Inc., dated May 13, 2026.

99.2	Form of Notice of Internet Availability of Information Statement Materials.

99.3	Press Release, dated May 11, 2026.

99.4	Press Release, dated May 13, 2026.

99.5	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding future financial targets, the planned tax-free separation of the FedEx Freight business into a new publicly traded company, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such targets, expected cost savings, strategies, and statements.

Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to: potential uncertainty during the pendency of the separation transaction that could affect FedEx’s or FedEx Freight’s financial performance; the possibility that the separation transaction will not be completed within the anticipated time period or at all; the possibility that the separation transaction will not result in the intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the separation transaction; FedEx’s or FedEx Freight’s ability to obtain any consents or approvals required to complete the separation; uncertainty of the expected financial performance of FedEx or FedEx Freight following completion of the transaction; negative effects of the announcement or pendency of the transactions, including the separation and redemption, on the market price of FedEx’s securities and/or on the financial performance of FedEx or FedEx Freight; FedEx’s ability to redeem the Notes within the contemplated timing and/or parameters; evolving legal, regulatory, and tax regimes; changes in the economic conditions in the global markets in which FedEx or FedEx Freight operates; actions by third parties, including government agencies; FedEx’s and FedEx Freight’s ability to successfully implement their respective business strategy and global transformation program and FedEx’s ability to optimize FedEx’s network through Network 2.0; FedEx’s and FedEx Freight’s ability to achieve cost-reduction initiatives and financial performance goals; and other factors which can be found in FedEx’s and FedEx Freight’s press releases and FedEx’s and FedEx Freight’s filings with the U.S. Securities and Exchange Commission, including FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, and subsequently filed Quarterly Reports on Form 10-Q, and FedEx Freight’s Registration Statement on Form 10 filed in connection with the separation. Any forward-looking statement speaks only as of the date on which it is made. Neither FedEx nor FedEx Freight nor anyone else undertakes or assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

By:	/s/Gina F. Adams
Name: Gina F. Adams
Title: Executive Vice President, General Counsel and Secretary

Date: May 13, 2026

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